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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 26, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-16455                 76-0655566
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


            1111 Louisiana Street
               Houston, Texas                                  77002
  (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

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Item 5. Other Events.

     (a) FERC Issues Report and Orders on Western Market Manipulation. The Federal Energy Regulatory Commission, or FERC, issued an order in July 2001 adopting a refund methodology and initiating a hearing schedule to determine (a) revised mitigated prices for each hour from October 2, 2000 through June 20, 2001, (b) the amount owed in refunds by each electric wholesale supplier according to the methodology and (c) the amount currently owed to each electric wholesale supplier. The FERC issued an order on March 26, 2003, adopting in most respects the proposed findings of the presiding administrative law judge that had been issued in December 2002 following a hearing to apply the refund formula. The most consequential change involved the adoption of a different methodology for determining the gas price component of the refund formula. Instead of using California gas indices, the FERC ordered the use of a proxy gas price based on producing area price indices plus the posted transportation costs. In addition, the order allows generators to petition for a reduction of the refund calculation upon a submittal to the FERC of their actual gas costs and subsequent FERC approval. Based on this non-final order, Reliant Resources estimates its refund obligation to be between $133 million and $189 million for energy sales in California (excluding the $14 million refund related to the FERC settlement in January 2003). The low range of Reliant Resource's estimate is based on a refund calculation factoring in a reduction in the total FERC refund based on the actual cost paid for gas over the proposed proxy gas price. The high range of Reliant Resource's estimate of the refund obligation assumes that the refund obligation is not adjusted for the actual cost paid for gas over the proposed proxy gas price. During 2002, Reliant Resources recorded reserves for refunds of $118 million related to energy sales in California. As discussed above, $15 million was recognized during 2001. As of December 31, 2002, Reliant Resource's reserve for refunds related to energy sales in California is $133 million, excluding the $14 million related to the FERC settlement in January 2003. The California refunds, excluding the $14 million related to the FERC settlement, will likely be offset against unpaid amounts owed to Reliant Resources for its prior sales in California. The ultimate outcome of the refunds within the above range related to power sales in California cannot be estimated and is dependant on the FERC's final determination.

     (b) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Chapter VI of Federal Energy Regulatory Commission's Final Report on Price Manipulation in Western Markets dated March 26, 2003 (Docket No. PA02-2-000). The full report can be accessed at www3.ferc.gov.

     (c) Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of the Order Proposing Revocation of Market-Based Rate Authority issued March 26, 2003 (Docket No. EL03-59-000).

     (d) Attached hereto as Exhibit 99.3 and incorporated by reference herein is the text of a slideshow presentation by the Federal Energy Regulatory Commission on the Final Report on Price Manipulation in Western Markets dated March 26, 2003.

     (e) Attached hereto as Exhibit 99.4 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated March 26, 2003.

                           FORWARD-LOOKING STATEMENTS

Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources Inc. believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this report to the terms "we," "us," "our" or other similar terms mean Reliant Resources, Inc. and its subsidiaries. The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words are intended to identify our forward-looking statements.

In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as commodities trading and hedging activities;

     o the outcome of pending lawsuits, governmental proceedings and investigations;

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     o    liquidity concerns in our markets;

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;

     o the successful and timely completion of our construction projects, as well as the successful start-up of completed projects;

     o    any reduction in our trading, marketing and origination activities;

     o our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities;

     o the timing and extent of changes in commodity prices and interest rates;

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     o    the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     o financial market conditions, our access to capital and the results of our financing and refinancing efforts, including availability of funds in the debt/capital markets for merchant generation companies;

     o the creditworthiness or bankruptcy or other financial distress of our counterparties;

     o    actions by rating agencies with respect to us or our competitors;

     o    acts of terrorism or war;

     o    the availability and price of insurance;

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas;

     o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates;

     o    the successful operation of deregulating power markets; and

     o the resolution of the refusal by certain California market participants to pay our receivables balances.

          Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Chapter VI of Federal Energy Regulatory Commission's Final Report on Price Manipulation in Western Markets dated March 26, 2003 (Docket No. PA02-2-000).

          99.2 Order Proposing Revocation of Market-Based Rate Authority issued March 26, 2003 (Docket No. EL03-59-000).

          99.3 Slideshow presentation by the Federal Energy Regulatory Commission on the Final Report on Price Manipulation in Western Markets dated March 26, 2003.

          99.4 Press release issued by Reliant Resources, Inc. on March 26,
               2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RELIANT RESOURCES, INC.
                                             (Registrant)



Date: March 28, 2003            By:      /s/ Mark M. Jacobs
                                   -----------------------------------------
                                        Mark M. Jacobs
                                        Executive Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description
------            -------------------

99.1 Chapter VI of Federal Energy Regulatory Commission's Final Report on Price Manipulation in Western Markets dated March 26, 2003 (Docket No. PA02-2-000).

99.2 Order Proposing Revocation of Market-Based Rate Authority issued March 26, 2003 (Docket No. EL03-59-000).

99.3 Slideshow presentation by the Federal Energy Regualtory Commission on the Final Report on Price Manipulation in Western Markets dated
        March 26, 2003.

99.4    Press release issued by Reliant Resources, Inc. on March 26, 2003.